Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Union Square Partners, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	6/11/08

Designated Filer:	Union Square Partners, GP, Ltd.

Signature:

Union Square Partners, L.P.

/s/ Craig Fisher
Name:	Craig Fisher
Title:	General Counsel - Authorized Signatory

June 13, 2008

Date

                               Joint Filer Information

Name of Joint Filer:	Union Square Partners GP, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	6/11/08

Designated Filer:	Union Square Partners GP, Ltd.

Signature:

Union Square Partners GP, L.P.

/s/ Craig Fisher
Name:	Craig Fisher
Title:	General Counsel - Authorized Signatory

June 13, 2008

Date

                               Joint Filer Information

Name of Joint Filer:	Union Square Partners GP, Ltd.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	6/11/08

Designated Filer:	Union Square Partners GP, Ltd.

Signature:

Union Square Partners GP, Ltd.

/s/ Craig Fisher
Name:	Craig Fisher
Title:	General Counsel - Authorized Signatory

June 13, 2008

Date

                               Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Private Fund II, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	6/11/08

Designated Filer:	Union Square Partners GP, Ltd.

Signature:

Capital Z Financial Services Private Fund II, L.P.

By: Capital Z Partners, L.P., its General Partner

By: Capital Z Partners, Ltd., its General Partner

/s/ Craig Fisher
Name:	Craig Fisher
Title:	General Counsel - Authorized Signatory

June 13, 2008

Date

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Fund II, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	6/11/08

Designated Filer:	Union Square Partners GP, Ltd.

Signature:

Capital Z Financial Services Fund II, L.P.

By: Capital Z Partners, L.P., its General Partner

By: Capital Z Partners, Ltd., its General Partner

/s/ Craig Fisher
Name:	Craig Fisher
Title:	General Counsel - Authorized Signatory

June 13, 2008

Date

                               Joint Filer Information

Name of Joint Filer:	Capital Z Partners, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	6/11/08

Designated Filer:	Union Square Partners GP, Ltd.

Signature:

Capital Z Partners, L.P.

By: Capital Z Partners, Ltd., its General Partner

/s/ Craig Fisher
Name:	Craig Fisher
Title:	General Counsel - Authorized Signatory

June 13, 2008

Date

                               Joint Filer Information

Name of Joint Filer:	Capital Z Partners, Ltd.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	6/11/08

Designated Filer:	Union Square Partners GP, Ltd.

Signature:

Capital Z Partners, Ltd.

/s/ Craig Fisher
Name:	Craig Fisher
Title:	General Counsel - Authorized Signatory

June 13, 2008

Date

Joint Filer Information

Name of Joint Filer:	Capital Z Management, LLC

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	6/11/08

Designated Filer:	Union Square Partners GP, Ltd.

Signature:

Capital Z Management, LLC

/s/ Craig Fisher
Name:	Craig Fisher
Title:	General Counsel - Authorized Signatory

June 13, 2008

Date